Statement of Changes in Net Assets	1 Months Ended
Jun. 30, 2023 USD ($)
Statement of Changes in Net Assets
Net Assets, June 8, 2023 (commencement of operations)	$ 0
Capital contributions	438,650,000
Net income	3,617,752
Total increase for the period from June 8, 2023 (commencement of operations) to June 30, 2023	442,267,752
Net Assets, June 30, 2023	$ 442,267,752